Subsequent Events	3 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 6 – Subsequent event

On April 25, 2018, the Company’s Board of Directors approved to increase the Company’s authorized common shares to 2,000,000,000 common shares, and to increase the Company’s authorized shares of preferred stock to 500,000,000 preferred shares, and filed the requisite documentation with the State of Delaware on April 25, 2018.

On April 23, 2018, the Company entered into a letter of intent to lease approximately 48,000 square feet of space in Macau, China for the location of its first Theme Park. The lease would be for nine years with a base rent of approximately $178,000 per month, plus percentage rent of 13% of gross monthly revenue, as defined, plus management fees. The lease would commence approximately June 30, 2018.